                           EXHIBIT 24
                           ----------

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ B. A. Bridgewater, Jr.

                                   B. A. Bridgewater, Jr.

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Richard L. Battram

                                   Richard L. Battram

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ William E. Cornelius

                                   William E. Cornelius

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Andrew B. Craig III

                                   Andrew B. Craig III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Ilus W. Davis

                                   Ilus W. Davis

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 12, 1994




                                   /s/ John E. Hayes, Jr.

                                   John E. Hayes, Jr.

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Samuel B. Hayes III

                                   Samuel B. Hayes III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Lee M. Liberman

                                   Lee M. Liberman

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ William E. Maritz

                                   William E. Maritz

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ John Peters McCarthy

                                   John Peters McCarthy

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Andrew E. Newman

                                   Andrew E. Newman

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Jerry E. Ritter

                                   Jerry E. Ritter

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 8, 1994




                                   /s/ William P. Stiritz

                                   William P. Stiritz

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Albert E. Suter

                                   Albert E. Suter

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 9, 1994




                                   /s/ Dwight D. Sutherland

                                   Dwight D. Sutherland

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                   BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Merger Agreement, dated July 7, 1994, by and among B-M Homes, Inc., Macon Homes, Inc., Marbel Homes, Inc., Margolin Bros. Appliance Co., Margolin Bros. Realty Co., National Builders, Inc., Arkansas Home Loan Company, National Home Loan Company, Inc., National Home Loan Company of Mississippi, Inc., National Service Company, Boatmen's Bancshares, Inc., BBI One, Inc., BBI Two, Inc., BBI Three, Inc., BBI Four, Inc., BBI Five, Inc., BBI Six, Inc., BBI Seven, Inc., BBI Eight, Inc. and BBI Nine, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     Dated:  September 8, 1994




                                   /s/ Theodore C. Wetterau

                                   Theodore C. Wetterau